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                                                                 Exhibit 10.32


                       THIRD AMENDMENT TO CREDIT AGREEMENT

            This THIRD AMENDMENT TO CREDIT AGREEMENT (this "Third Amendment")
                                                            ---------------
is entered into as of June 29, 2001 among Mail-Well I Corporation, a Delaware corporation (the "Company"), as borrower, Mail-Well, Inc., a Colorado
                  -------
corporation (the "Parent"), and certain other U.S. Subsidiaries of the
                  ------
Parent, as guarantors, the several financial institutions from time to time party to the Credit Agreement referred to below (individually, a "Lender"
                                                                  ------
and, collectively, the "Lenders"), ABN AMRO Bank N.V., as syndication agent,
                        -------
The Bank of Nova Scotia, as documentation agent, SunTrust Bank and Union Bank of California, N.A., as managing agents, and Bank of America, N.A., as Issuing Bank, Swingline Bank and as administrative agent for itself and the other Lenders (in such capacity, the "Agent").
                                      -----

            WHEREAS, the Company, the Parent and the other Loan Parties, the Lenders and the Agent entered into a Credit Agreement dated as of February 18, 2000, as amended by that certain First Amendment to Credit Agreement dated as of July 28, 2000, and that certain Second Amendment to Credit Agreement dated as of March 28, 2001 (as so amended, the "Credit Agreement");
                                                          ----------------
and

            WHEREAS, the Company has requested that the Majority Lenders agree to certain amendments to the Credit Agreement, and the Majority Lenders have agreed to such request, subject to the terms and conditions of this Third Amendment;

            NOW, THEREFORE, the parties hereto agree as follows:

1.    Definitions; References; Interpretation.
      ---------------------------------------

            (a) Unless otherwise specifically defined herein, each term used herein (including in the Recitals hereof) which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement.

            (b) Each reference to "this Agreement", "hereof", "hereunder", "herein" and "hereby" and each other similar reference contained in the Credit Agreement, and each reference to "the Credit Agreement" and each other similar reference in the other Loan Documents, shall from and after the Effective Date (as defined below) refer to the Credit Agreement as amended hereby.

            (c) The rules of interpretation set forth in Section 1.02 of the Credit Agreement shall be applicable to this Third Amendment.

2.    Amendments to Credit Agreement. Subject to the terms and conditions
      ------------------------------
hereof, the Credit Agreement is amended as follows, effective as of the date of satisfaction of the conditions set forth in Section 4 (the "Effective
                                                               ---------
Date"):
----

            (a) Section 1.01 of the Credit Agreement is amended by adding a new defined term "Restructuring" in proper alphabetical order as follows:
                    -------------

                   "Restructuring" means the corporate restructuring and asset
                    -------------
      dispositions to be undertaken by the Parent and the Company in order to focus the Parent's and the Company's business on envelope production and commercial


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      printing, as described in the Parent's press release dated June 13,
      2001, and the financial schedules attached as Schedule 1.01(A)."
                                                    ----------------

            (b) Subsection 8.21(a) of the Credit Agreement is amended and restated in its entirety as follows:

                   "(a)   The Parent shall not permit its Consolidated Net
      Worth as of the last day of any fiscal quarter to be less than (i) $300,000,000, plus (ii) 75% of Consolidated Net Income for each fiscal
                    ----
      quarter (without giving effect to any net loss for any such period)
      ending after September 30, 1999, plus (iii) 100% of all Net Issuance
                                       ----
      Proceeds for the issuance of equity of the Parent, the Company or any
      Subsidiary from and after September 30, 1999, minus (iv) after-tax net
                                                    -----
      losses of up to $35,000,000 in fiscal 2001 resulting from book losses on dispositions recorded in fiscal 2001 in connection with the Restructuring, minus (v) after-tax net losses of up to $43,000,000 in
                     -----
      fiscal 2001 resulting from restructuring charges recorded in fiscal 2001 in connection with the Restructuring, provided that such
                                                 --------
      restructuring charges consisting of cash charges shall not exceed $48,000,000, minus (vi) after-tax net losses of up to $27,000,000 in
                   -----
      fiscal 2002 resulting from restructuring charges recorded in fiscal 2002 in connection with the Restructuring, provided that such
                                                 --------
      restructuring charges consisting of cash charges shall not exceed $7,000,000."

            (c)    A new Schedule 1.01(A) shall be added to the Credit
                         ----------------
Agreement in the form of Schedule 1.01(A) hereto.
                         ----------------

3.    Representations and Warranties. The Parent and the Company hereby
      ------------------------------
represent and warrant to the Agent and the Lenders as follows:

            (a) No Default or Event of Default has occurred and is continuing (or would result from the amendment of the Credit Agreement contemplated hereby).

            (b) The execution, delivery and performance by the Parent, the Company and the other Loan Parties of this Third Amendment and the Credit Agreement (as amended by this Third Amendment) have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, or notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable.

            (c) This Third Amendment and the Credit Agreement (as amended by this Third Amendment) constitute the legal, valid and binding obligations of the Parent, the Company and each other Loan Party, enforceable against it in accordance with their respective terms.

            (d) All representations and warranties of the Parent, the Company and the other Loan Parties contained in the Credit Agreement are true and correct (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct as of such earlier date, and except that this subsection (d) shall be deemed instead to refer to the last day of the most recent quarter and year for which financial statements have then been delivered in respect of the representation and warranty made in subsection 6.11(a) of the Credit Agreement and to take into account any amendments to the Schedules to the Credit

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Agreement and other disclosures made in writing by the Parent or the
Company to the Agent and the Lenders after the Closing Date and approved by the Agent and the Majority Lenders).

            (e) The Parent, the Company and each other Loan Party is entering into this Third Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Agent and the Lenders or any other Person.

            (f) The Parent's, the Company's and each other Loan Party's obligations under the Credit Agreement and under the other Loan Documents are not subject to any defense, counterclaim, set-off, right of recoupment, abatement or other claim.

4.    Conditions of Effectiveness.
      ---------------------------

            (a) The effectiveness of Section 2 of this Third Amendment shall be subject to the satisfaction of each of the following conditions precedent:

                   (1) The Agent shall have received from the Company all amounts payable under that certain fee letter dated as of June 14, 2001, delivered by the Company to the Agent in connection herewith.

                   (2) The Agent shall have received from the Parent, the Company and each other Loan Party and the Majority Lenders a duly executed original (or, if elected by the Agent, an executed facsimile copy) of this Third Amendment.

                   (3) The Agent shall have received all other documents it or the Majority Lenders may reasonably request relating to any matters relevant hereto, all in form and substance satisfactory to the Agent and the Majority Lenders.

                   (4) The representations and warranties in Section 3 of this Third Amendment shall be true and correct on and as of the Effective Date with the same effect as if made on and as of the Effective Date.

            (b) For purposes of determining compliance with the conditions specified in Section 4(a), each Lender that has executed this Third
Amendment shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document or other matter either sent, or made available for inspection, by the Agent to such Lender for consent, approval, acceptance or satisfaction, or required hereunder to be consented to or approved by or acceptable or satisfactory to such Lender.

            (c) From and after the Effective Date, the Credit Agreement is amended as set forth herein. Except as expressly amended pursuant hereto, the Credit Agreement shall remain unchanged and in full force and effect and is hereby ratified and confirmed in all respects.

            (d) The Agent will notify the Parent, the Company and the Lenders of the occurrence of the Effective Date.

5.    Consent of Guarantors. Each of the Parent and the other Guarantors, in
      ---------------------
its capacity as a Guarantor, acknowledges that its consent to this Third Amendment and the amendments to the Credit Agreement contemplated hereby is not required, but each of such Persons nevertheless does hereby consent to this Third Amendment and the amendments to the Credit Agreement

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contemplated hereby and to the documents and agreements referred to herein.
Nothing herein shall in any way limit any of the terms or provisions of the Guaranty of the Parent or any of the other Guarantors or the Collateral Documents executed by the Parent or any of the other Guarantors in the Agent's and the Lenders' favor, or any other Loan Document executed by the Parent or any of the other Guarantors (as the same may be amended from time to time), all of which are hereby ratified and affirmed in all respects.

6.    Acknowledgement. The Agent and the Lenders hereby acknowledge and
      ---------------
confirm that the Restructuring (as defined in Section 2 above) is not viewed by them as constituting a Material Adverse Effect, provided, however, that
                                                   --------  -------
such acknowledgement and confirmation is given solely with respect to the facts and circumstances regarding the Parent, the Company and its Subsidiaries and the Restructuring which are presently known to the Agent and the Lenders as of the date hereof or which have been disclosed in writing by the Parent or the Company to the Agent and the Lenders prior to the date hereof (the "Present Facts and Circumstances"). Without limiting any of the Agent's and the Lenders' rights and remedies now existing or hereafter arising under the Credit Agreement, the other Loan Documents or applicable law, the Agent and the Lenders reserve all rights and remedies in respect of any Material Adverse Effect which may hereafter arise as a result of the Restructuring, should future facts and circumstances regarding the Parent, the Company and its Subsidiaries and the Restructuring differ in any material respect from the Present Facts and Circumstances.

7.    Miscellaneous.
      -------------

            (a) The Parent, the Company and each other Loan Party acknowledges and agrees that the execution and delivery by the Agent and the Majority Lenders of this Third Amendment shall not be deemed to create a course of dealing or an obligation to execute similar waivers or amendments under the same or similar circumstances in the future.

            (b) This Third Amendment and the Credit Agreement as amended by this Third Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns.

            (c) This Third Amendment shall be governed by and construed in accordance with the law of the State of California, provided that the Agent
                                                    --------
and the Lenders shall retain all rights arising under Federal law.

            (d) This Third Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Agent of a facsimile transmitted document purportedly bearing the signature of a Lender or any Loan Party shall bind such Lender or such Loan Party, respectively, with the same force and effect as the delivery of a hard copy original. Any failure by the Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Agent.

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            (e)    This Third Amendment contains the entire and exclusive
agreement of the parties hereto with reference to the matters discussed herein. This Third Amendment supersedes all prior drafts and communications with respect hereto. This Third Amendment may not be amended except in accordance with the provisions of Section 11.01 of the Credit Agreement.

            (f) If any term or provision of this Third Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Third Amendment, the Credit Agreement or the other Loan Documents.

            (g) The Company agrees to pay or reimburse BofA (including in its capacity as Agent), upon demand, for all reasonable costs and expenses (including reasonable Attorney Costs) incurred by BofA (including in its capacity as Agent) in connection with the development, preparation, negotiation, execution and delivery of this Third Amendment.



                            [Signature pages follow.]


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            IN WITNESS WHEREOF, the parties hereto have caused this Third
Amendment to be duly executed and delivered in San Francisco, California, by their proper and duly authorized officers as of the day and year first above written.

                                    MAIL-WELL, INC.



                                    By:
                                        -------------------------------------

                                    Title:
                                           ----------------------------------


                                    MAIL-WELL I CORPORATION



                                    By:
                                        -------------------------------------

                                    Title:
                                           ----------------------------------


                                    EACH SUBSIDIARY GUARANTOR LISTED ON
                                    ANNEX I



                                    By:
                                        -------------------------------------

                                    Title:
                                           ----------------------------------


                                    BANK OF AMERICA, N.A., as Agent, Issuing
                                    Bank, Swingline Bank and as a Lender



                                    By:
                                        -------------------------------------

                                    Title:
                                           ----------------------------------




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                                   ANNEX I

                     To Third Amendment to Credit Agreement
                     --------------------------------------



ABP Books, Inc.
Curtis 1000, Inc.
Discount Labels, Inc.
Hill Graphics, Inc.
Mail-Well Canada Holdings, Inc.
Mail-Well Commercial Printing, Inc.
Mail-Well Europe Holdings, LLC
Mail-Well Label USA, Inc.
Mail-Well Mexico Holdings, Inc.
Mail-Well Services, Inc.
Mail-Well West, Inc.
National Graphics Company
Poser Business Forms, Inc.
Vanier Graphics Corporation
Wisco III, LLC





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                                SCHEDULE 1.01(A)
                             TO THE CREDIT AGREEMENT



See attachments as follows:

1.    Press Release dated June 13, 2001, issued by Mail-Well, Inc.

2.    Determination of Gain or Loss on Discontinued Operations

3.    Summary of Restructuring Costs

4.    Estimate of Charges to Equity











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